Exhibit 10.3

DATED：February 28 2008 日期：2008年2月28日 CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED 中国东北石油控股有限公司 as the Pledgor 出质人 And/及 LOTUSBOX INVESTMENTS LIMITED as the pledgee 质权人
AGREEMENT OF PLEDGE OVER SHARES IN SONG YUAN NORTHEAST PETRO-TECHNOLOGY SERVICE CO.,LTD. (松原市东北石油技术服务有限公司) （股权质押协议)

THIS AGREEMENT is dated February 28, 2008 and is by and between:

本协议由以下双方于2008年2月28日在新加坡订立：

(1)	CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED, a corporation incorporated and established under the laws of the state of Nevada, as the pledgor (the Pledgor);

中国东北石油控股有限公司，一家依据内华达州法律设立的公司，作为出质人（“出质人”）；

(2)	LOTUSBOX INVESTMENTS LIMITED (with its successors in such capacity), a corporation incorporated and established under the laws of the British Virgin Islands, as the Pledgee (the Pledgee),

LOTUSBOX INVESTMENTS LIMITED（及其有相应权限的继受者），一家依据英属维尔京群岛法律设立的公司，作为质权人（“质权人”）。

each a Party and collectively, the Parties.
以上双方单称“一方”，合称“双方”。

WHEREAS,

鉴于

(A)
The Pledgor is entering into this Agreement to provide security for the performance of the obligations under the Transaction Documents as defined under the Securities Purchase Agreement (the SPA)dated February 28, 2008. The Pledgee is going to subscribe for Debentures and Warrants (as defined in the SPA) (the Subscription Amount) in aggregate of US$15,000,000 in accordance with the Transaction Documents.

(A)	出质人订立本协议作为其履行于2008年2月28日签订的债券认购合同（“购债合同”）下相关购债交易文件（“购债交易文件“）的担保。质权人将根据购债交易文件购买总计为1500万美元的公司债券（见购债合同的定义）（“购债金额“）。

(B)
The Pledgor is the registered and beneficial owner of 90% of issued and paid up ordinary shares in the capital of Song Yuan Northeast Petro-Technology Service Co., Ltd. (the SY), a contractual sino foreign joint venture. The registration number of SY as stated in its business license is Qi Zuo Ji Zong Zi Numbered 000182(企作吉总字第000182号). The registered address of SY is Comprehensive Office Building, Zhan Jiang Road, Youth Street, Economic and Technology Development District, Song Yuan, Jilin Province, the People’s Republic of China (the PRC).

(B)	出质人为松原市东北石油技术服务有限公司（“松原公司”），一中外合作经营企业，的已发行并缴付出资和登记的90%普通股所有人。松原公司营业执照的注册号为“企作吉

字第000182号”，其注册地址为中华人民共和国（“中国”）松原市经济技术开发区青年大街湛江路综合写字楼。

(C)	The Parties agree that the Pledgor Pledges its 66% shares in SY as security for the Subscription Amount provided by the Pledgee in accordance with the Transaction Documents.

(C)	双方同意出质人将其持有的松原公司66%股权作为质权人根据购债交易文件认购债券金额的担保。

IT IS AGREED as follows:

双方兹同意如下：

1.	DEFINITIONS AND INTERPRETATION/定义与解释

1.1	Definitions/定义

Unless otherwise defined herein, any words or expressions defined or construed in the SPA, shall have the same definition or construction when used herein.

除非本协议另有界定，购债合同中的相关用词或表述的定义或解释，在本协议中使用时应当有相同的定义或解释。

In this Agreement, except so far as the context otherwise requires:

本协议中，除非上下文另外规定：

Directors mean the directors for the time being of SY.

董事指松原公司目前的董事。

Enforcement Event means:

(i)	any failure of the due and full payment or repayment of part or all of Secured Total Indebtedness by the Pledgor to the Pledgee in accordance with the SPA and the Transaction Documents;

(1)	质押权实现事件指出质人未能根据购债合同及购债交易文件向质权人按时足额支付或偿付全部或部分担保债务总额的任何情形;

(ii)	any procedures of dissolution, winding up or bankruptcy or appointment of receiver against the Pledgor is initiated;

(2)	出质人有任何解散、清算或者破产的程序启动或者破产管理人被任命；

(iii)	any occurrence of events as agreed in the Transaction Documents or this Agreement that causes the enforcement of the Pledged Shares;

(3)	任何购债交易文件或本协议规定的导致出质股权被执行的事件发生；

(iv)	any other legally provided event that causes the enforcement of the Pledged Shares.

(4)	任何其他法定的导致出质股权被执行的事件。

Final Release Date means the date on which the Pledgee is satisfied that all obligations of the Pledgor under the Transaction Documents has been fully and irrevocably performed or duly discharged by the Pledgee and no further obligation shall be performed and the Pledge is released as a result.

质押解除日指某日期，在该日出质人于购债交易文件项下的所有义务均以令质权人滿意的方式全部并且不可撤销地履行完毕或已被质权人以适当方式解除，并且出质人没有需要继续履行的其他义务，从而质押被解除。

Future Shares means:
将来可获股权指：

(i)	any further shares (whether ordinary, preference or otherwise) from time to time allotted by SY to the Pledgor (whether by way of rights, bonus or in any other manner whatsoever); and

1.	松原公司不时分配（无论是通过行权权、红利股或其他任何方式）给出质人的任何进一步的股权（无论是普通股、优先股或其他）；以及

(ii)
any shares (whether ordinary, preference or otherwise) in any other company from time to time acquired by or allotted to the Pledgor in respect of the Pledged Shares and the further shares described in paragraphs (i) above as a result of the reconstruction or amalgamation of SY or its successor in title.

2.	由于松原公司或其权利继受者重组或合并，出质人从任何其他公司不时地认购或获得分配的与出质股权和上述第1项获得的进一步股权相对应的任何股权（无论是普通股、优先股或其他）。

The Future Shares (if any) shall be regarded as part of the Pledged Shares and be pledged and enforced in the manner as agreed in this Agreement no matter whether the relevant clauses of this Agreement mention the Future Shares or not.

将来可获股权（如有）应视为出质股权的一部分，并且按照本协议约定的方式进行质押和执行，而不管本协议相关条款是否提到将来可获股权。

Pledge means all or any of the security created over the Pledged Shares and Related Rights by or pursuant to this Agreement for the full and due performance of the Transaction Documents.

质押指根据本协议为担保购债交易文件的按时完全履行而根据本协议在出质股权和其相关权益上设立的全部或任何担保。

Pledged Shares means the duly registered and fully paid up shares in the registered capital of SY, constituting 66% of the registered capital of SY now legally and beneficially owned by the Pledgor.

出质股权指目前由出质人合法持有和受益的、经有效登记并全额出资的、占松原公司66%注冊资本的股权。

Related Rights means all dividends, interest, income and other distributions or payable on the Pledged Shares and all stocks, warrants, securities, rights, money or property accruing or offered at any time and from time to time by way of conversion, redemption, bonus, preference, option or otherwise to or in respect of the Pledged Shares or derived from all or any of the Pledged Shares or any derivatives thereof and all allotments, offers and benefits whatsoever accruing, offered or arising in respect of the same including the proceeds of any sale of any of the Pledged Shares.

相关权益指与出质股权相关的应付红利、股息、收入以及其他分配，或在任何时候通过转股、赎回、红利、优先股、期权或其他形式不时产生或获供的与出质股权相关或自出质股权衍生的所有股票、权证、证券、行权权利、现金或财产，或相关衍生金融工具以及所有与出质股权相关的任何分配、要约和收益，包括出质股权出售所获得的转让款。

Secured Total Indebtedness means all amounts outstanding pursuant to the terms of the Transaction Documents ,secured with the security as provided in this Agreement, and the interest accrued, punitive interests, liquidated damages, indemnities, cost for the realization of the right over the Pledge and other expenses and losses that is payable or repayable to the Pledgee in accordance with the Transaction Documents.

担保债务总额是指由本协议提供担保的购债交易文件下所有到期未支付的金额，以及应计利息、罚息、违约金、损害赔偿金、实现质押权的费用和根据购债交易文件应向质权人支付或偿付的其他费用和损失。

1.2	Interpretation/解释

(a)
Except to the extent that the context otherwise requires, any reference to this Agreement includes its recitals, any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof.

(a)	除非在上下文另有约定，对本协议的任何提及包括其陈述部分、任何附于此的补充文件或宣称附属于本协议的文件或依据本协议内容而签订的文件。

(b)	Save where otherwise indicated, references to Clauses and Schedules are to be construed as references to clauses of, and the schedules to, this Agreement.

(b)	除本协议中另外约定，对条款和附件的提及应被解释为本协议的条款和附件。

2.	Undertaking by THE PLEDGOR/出质人的保证

The Pledgor undertakes to the Pledgee that it shall strictly and completely perform all obligations as agreed in the Transaction Documents and this Agreement and all supplements, instruments, letters etc. that are related or supplemental to the Transaction Documents and this Agreement.

出质人向质权人保证，出质人将严格及完全履行其在购债交易文件和本协议项下以及与购债交易文件和本协议下有关或补充的所有附录、文书、信函等约定的所有义务。

3.	SECURITY/担保

3.1	Secured Creditor’s Rights

(a)
The secured creditor’s rights by this Agreement is the Subscription Amount in aggregate of US$15,000,000 as provided by the Pledgee to the Pledgor in accordance with the Purchase Agreement. The interest rate applicable to the Subscription Amount is 8%. The term of the Debenture is for four (4) years from the date the Debentures were first issued. The security coverage is the Secured Total Indebtedness as defined in this Agreement.

(a)	本协议所担保的债权为质权人根据购债交易文件向出质人认购的总金额为1500万美元的购债金额，购债金额的年利率为8％。 债券期限为四年，从债券首次发行之日起算。担保范围是本协议界定的担保债务总额。

3.2	Pledge/质押

(a)
In consideration of the Pledgee agreeing to subscribe from the Pledgor the Subscription Amount, and as a continuing security for the due and complete performance of all obligations as agreed in the Transaction Documents, the Pledgor, as legal and beneficial owner, hereby Pledges to the Pledgee, free from any other security and encumbrance, all the:

(a)	鉴于质权人同意向出质人认购购债金额，出质人作为出质股权的合法权益持有人，在此将其目前拥有之以下权利（没有用于其他任何担保或有其他权利限制）质押给质权人，作为其按时和完全履行购债交易文件所有义务的持续担保：

(i)	the Pledged Shares; and

1.	出质股权；和

(ii)	the Related Rights.

2.	相关权益。

3.3	Pledgor as pledgor remains responsible/出质人仍承担出质人的责任：

Nothing in this Agreement shall impose on the Pledgee any obligation in respect of the Pledged Shares.

本协议中任何內容不应强加给质权人任何与出质股权相关的义务。

4.	PLEDGOR’S RESTRICTIONS/出质人的限制

4.1	Negative pledge/负面质押

(a)
Except as provided in this Agreement or as permitted by the Transaction Documents, the Pledgor shall not do, or permit to be done, anything which could prejudice the Pledge nor create or permit to subsist any other security over the Pledged Shares.

(a)	除本协议另有约定或购债交易文件许可外，出质人不得做或允许他人做任何损害质押的事宜，也不得在出质股权上创设任何其他质押或允许其他质押的存在。

4.2	Disposal/处置

(a)
Except with the prior written consent of the Pledgee, the Pledgor shall not (nor agree to) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to exchange, set off, transfer, sell or otherwise deal with or dispose of any of the Pledged Shares before the Final Release Date.

(a)	在质押解除日前，除非质权人事先书面同意，出质人不得（也不得同意）从事单一交易或一系列交易（不论是否相关、也不论是否出于自愿）以交换、抵消、转让、出售或其他方式处理或处置任何出质股权。

(b)
Except with the prior written consent of the Pledgee, the Pledgor shall also not (nor agree to) cause any of its subsidiaries to enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to exchange, set off, transfer, sell or otherwise deal with or dispose of any of the shares held by such subsidiaries.

(b)	除非质权人事先书面同意，出质人不得（也不得同意）促使其任何子公司从事单一交易或一系列交易（不论是否相关、也不论是否出于自愿）以交换、抵消、转让、出售或其他方式处理或处置该等子公司持有的任何股权。

5.	GENERAL UNDERTAKINGS/总体承诺

The undertakings in this Clause 5 remain in force from the effective date of this Agreement until the Final Release Date.

本第5条的承诺自本协议生效之日起至质押解除日止保持有效。

5.1	Transaction authorisations/交易授权

(a)
The Pledgor shall and cause its subsidiaries to promptly obtain, comply with and do all that is necessary to maintain in full force and effect this Agreement; and supply certified copies or originals to the Pledgee on the signing date of this Agreement of, any authorisation required under any law or regulation to enable it to perform its obligations under this Agreement and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Agreement, which include but not limited to:

(a)	出质人应并促使其子公司在本协议签订之日立即获得、遵守并采取所有使本协议保持完全效力的相关工作；并向质权人提供任何法律法规要求的任何授权的经确证的副本或原件，使其能够履行其于本协议项下的义务并确保本协议的构成在其管辖法律下的合法、有效、可执行或可作为证据，包括但不限于：

(i)	Original of the resolution of board of directors of SY approving the Pledge;

1.	松原公司董事会决议批准质押原件；

(ii)	Original of the consent of the other shareholder of SY, Ju Gui Zhi (鞠桂芝), on the Pledge.

2.	松原公司其他股东（鞠桂芝）同意质押原件；

(iii)	Certified true copy of the record of the Pledge over the Pledged Shares in the shareholders register of SY;

3.	股权质押情况记载于松原公司的股东名册中经确证的副本。

5.2	Approvals, consents and registrations for pledge and enforcement/质押和质押权实现的批准、同意与登记

(a)
The Pledgor shall obtain all approvals and consents from, and complete the necessary filing and registration requirements from, all authorities necessary for the creation of the Pledge hereunder within 90 days after the signing of this Agreement, including but limited to:

(a)	出质人应在签订本协议后90日内取得设立质押所必需的所有部门的批准和同意，并完成必需的备案及登记手续，包括但不限于：

(i)	the approval of Jilin Province Department of Commerce (吉林省商务厅) or the competent foreign investment examination and approval authority;

1.           吉林省商务厅或有权的外商投资审批部门的批准；

(ii)	filing at Jilin Province Administration of Industry and Commerce (吉林省工商行政管理局) or the competent administration of industry and commerce; and

2.	在吉林省工商行政管理局或有权的工商管理部门办理备案；及

(b)
Upon the enforcement of the Pledge under this Agreement, the Pledgor shall forthwith obtain or procure to obtain the necessary approvals and consents from all authorities where required, pertaining to the transfer of Pledged Shares under this Agreement, including:

(b)	执行本协议项下的质押权时，出质人就立即从所有相关部门取得或促使取得出质股权转让所必需的批准和同意，包括：

(i)	the approval of Jilin Province Department of Commerce (吉林省商务厅) or the competent foreign investment examination and approval authority; and

1.           吉林省商务厅或有权的外商投资审批部门的批准；及

(ii)	filing at Jilin Province Administration of Industry and Commerce or the competent administration of industry and commerce.

2.           在吉林省工商行政管理局或有权的工商管理部门办理备案。

(c)	All originals of any approval, registration certificate or filing confirmation obtained from the relevant authorities pursuant to this Clause 5.2 shall be delivered to and kept by the Pledgee.

(c)	依据本5.2条自相关部门取得的任何批准、登记证或备案确认的所有原件应交付给质权人并由其保管。

5.3	Documents of Title/所有权凭证

(a)	The Pledgor shall deposit with the Pledgee on the signing date of this Agreement and permit the Pledgee during the continuance of this Agreement to hold and retain:

(a)           出质人应在签订本协议之日将下列文件交存予质权人，并允许质权人在本协议持续期间持有下列文件：

(i)
upon the execution of this Agreement (in respect of the Pledged Shares) and from time to time during the continuance of this Agreement (whether upon the allotment and issue or acquisition of the Future Shares) (A) certified true copy of all capital verification reports issued by an accounting firm verifying that the Pledgor has fully paid the registered capital of SY; (B) a certified true copy of the certificate of approving the establishment of foreign invested enterprise and the Business License of SY indicating that there has been full injection of registered capital; (C) original of investment certificate (出资证明书) issued by SY to the Pledgor; and

1.	在签署本协议（与出质股权有关的）后并且在本协议持续期间不时的（无论通过分配、发行或认购方式获得将来可获股权）(A) 由会计师事务所出具的证明出质人已全额繳付松原公司注冊资本的经确证的验资报告的复印件；(B) 表明注冊资本全部缴付到位的经确证的松原公司外商投资企业批准证书和营业执照的复印件；(C) 松原公司颁发给出质人的出资证明书原件；及

(ii)
from time to time and at all relevant times such other documents as the Pledgee may require in connection with perfecting its pledge rights in the Pledged Shares or the disposal of the Pledged Shares by the Pledgee in accordance with Clause 8.

2.	质权人不时及于所有相关时间所要求的、与完善其于出质股权上的质押权益相关或与其根据第8条对出质股权进行处置相关的其他文件。

5.4	Further Documents /其他文件

Upon first written demand by the Pledgee, the Pledgor will forthwith sign, seal, deliver and complete all share transfer documents, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Pledgee may, in its absolute discretion, at any time and from time to time specify:

一经质权人书面要求，出质人将立即签署、盖章、交付及完成所有与股权转让、弃权、代理授权、委托、委任、文书等相关文件，并完成质权人自行决定不时要求的所有行为或事项：

(i)	for enabling or assisting the Pledgee to perfect or improve its security interest over the Pledged Shares;

1.           使质权人能够或协助质权人完善或改进其于出质股权上的担保权益；

(ii)
subject to Clause 8 (Enforcement of the Pledge), to transfer the Pledged Shares to (as the case may be)  the Pledgee or its nominee(s) or other purchasers and to obtain approvals of and register the transfer in accordance with the laws and regulations of the People’s Republic of China;

2.	依据第8条（质押权的实现）将出质股权转让予（视情况而定）质权人或其指定方或其他购买方，并根据中华人民共和国法律法规规定取得批准和登记；

(iii)	subject to Clause 7 (Dividends and Voting), to exercise (or enable its nominee(s) to exercise) any rights or powers attaching to the Pledged Shares;

3.	依据第7条（红利和表决权）行使（或使其指定方能够行使）依附于出质股权的所有权利和权力；

(iv)	subject to Clause 8 (Enforcement of the Pledge), to dispose of the Pledged Shares; or

4.	依据第8条（质押权的实现）处置出质股权；或

(v)	otherwise to enforce any of the rights of the Pledgee under or in connection with this Agreement.

5.	或者行使本协议项下或与本协议有关的质权人的任何权利。

5.5	Amalgamation etc. /合并等相关情形

If at any time whether by reason of amalgamation, merger, takeover, reorganisation, bonus, preference, options or warrants issue, investment certificate separation or for any reason whatsoever whereby any of the Pledged Shares are represented by other investment certificates, share certificate, securities, Pledged Shares or stock, the Pledgor shall forthwith upon its receipt thereof pledge and deposit the same with the Pledgee in accordance with this Agreement.

如果任何时间无论何种原因的合并、吸收合并、接管、重组、额外红利、优先权、期权或权证发行、投资证书分割或由于任何其他原因出质股权的任何部分以其他投资证书、股票、有价证券、出质股权或股票表示，出质人应按本协议约定，在收到上述相应权益后，立即将该等权益交给质权人作为质押。

5.6	New Shares/新股权

The Pledgor shall not suffer or permit SY to cancel, increase, create or issue or agree to issue any shares or obligation now or hereafter convertible into shares in SY, unless with the written consent of the Pledgee.

出质人不得容忍或允行松原公司取消、增加、新设或发行或同意发行任何股权或现时或之后可转换为松原公司股权的债务，但质权人书面同意除外。

5.7	Alteration of Rights/权益的变动

The Pledgor shall not suffer or permit SY to make any alteration to, grant any rights in relation to or otherwise reorganise or purchase or reduce the registered capital or reserves of SY in any way or enter into any composition or arrangement with its creditors or any class of creditors of SY, unless with the written consent of the Pledgee acting on behalf of all the Lenders.

出质人不得容忍或允行松原公司以任何形式改变、授予权利或另外重新组织或购买或減少松原公司的注冊资本或资金存量或与其债权人或任何一类债权人达成任何和解或调解，但质权人代表所有出借方书面同意的除外。

5.8	Articles of Association/章程

The Pledgor shall not convene any meeting with a view either to the alteration of any of the provisions of SY's Articles of Association or to passing a resolution that SY be wound up, unless with the written consent of the Pledgee.

出质人不得召集任何会议以变更松原公司章程的任何条款或者通过决议清算松原公司，除非由质权人事先书面同意。

5.9	Owners of the Pledged Shares/出质股权的所有人

Unless as provided for under this Agreement, the Pledgor shall not suffer or permit SY to permit any person other than  the Pledgor to be registered as owners of the Pledged Shares or any part thereof.

除非本协议另有约定，出质人不得容忍或允许松原公司或者允许松原公司同意非出质人的任何人登记为出质股权全部或任何部分的所有人。

5.10	Value of Security/担保价值

(a)
The Pledgor shall not do or cause or permit to be done anything which may directly or indirectly in any way depreciate, jeopardise or otherwise prejudice the value to the Pledgee of the security hereby created.

(a)	出质人不得从事或者导致或者允许采取任何方式的、贬低、危及或者以其他方式直接或间接损害本协议下所设担保价值的行为。

(b)	Forthwith upon receipt, the Pledgor shall forward to the Pledgee copies of all reports, accounts, circulars, notices, documents or other communications received by it in respect of the Pledged Shares.

(b)	在收到任何的与出质股权有关的所有报告、帐目、函件、通知、文件或者其他通信后，出质人将立即转寄给质权人其收到的该等报告、帐目、函件、通知、文件或者其他通信复印件。

5.11	Pledge over Future Shares/在将来可获股权上的质押

(a)	The Pledgor undertakes to pledge to the Pledgee, free from any security all its present rights, title and interest in and to:

(a)	如果并且当出质人已经获得将来可获股权时，出质人承诺将该等股权上目前所有权利和利益出质给质权人，并且该等股权上没有设定任何其他担保：

(i)	the Future Shares; and

1.	将来可获股权；和

(ii)	the Related Rights of the Future Shares,

2.	将来可获股权的相关权利

if and when the Pledgor has obtained the Future Shares.

(b)	The other provision of this Agreement shall apply to the pledge of the Pledged Future Shares and future Related Right, mutatis mutandis;

(b)	本协议的其他条款将适用于将来可获股权及其相关权利的质押，并作相应的改变；

(c)
The Pledgor shall execute all necessary documents, obtain all approvals, complete all registrations within 30 working days upon the request from the Pledgee and such other acts or procedures to give full effect to the pledge of the Pledged Future Shares.

(c)	在质权人要求后的30个工作日内，出质人将签订所有的必要的文件、获得所有的批准、完成所有的登记和该等其他行为、程序以使在将来可获股权上的质押生效。

6.	REPRESENTATIONS AND WARRANTIES/陈述和保证

The Pledgor makes the representations and warranties set out in this Clause 6 to the Pledgee on the date of this Agreement.

出质人于本协议签订之日作出本第六条下的陈述和保证。

6.1	The Pledged Shares/出质股权

(a)	The Pledged Shares are fully paid and not subject to any option to purchase or similar rights and there are and will be no debts, obligations or liabilities owing by the Pledgor to SY.

(a)	出质股权已经完全出资到位并且不受制于任何的购买或者类似的期权，并且出质人没有并且也将不会有应对松原公司偿还的任何债务、履行任何的义务或者责任。

(b)	The Pledged Shares have been duly authorised and validly issued and will at all times be free from any rights of pre-emption.

(b)	出质股权已经被适当地授权并且有效地签发，并且在任何时候都不存在优先购买权。

(c)	The constitutional documents of SY do not and will not restrict or inhibit any transfer of the Pledged Shares on creation or enforcement of the security pursuant to this Agreement.

(c)	松原公司的章程性文件不会并且将不会在依据本协议设立或者实现担保时，限制或者约束任何出质股权的转让。

(d)	The Pledge has been legally and validly approved by all the competent internal organs of the Pledgor and SY.

(d)	股权质押已经获得了出质人以及松原公司所有有权内部机构的合法和有效批准。

(e)	The Pledged Shares represents sixty six percent (66%) of the total paid-up registered capital and shareholder’s benefit of SY.

(e)	出质股权代表松原公司总的已缴付的注册资金和股权权益的66％。

6.2	Ownership/所有权

(a)
The Pledgor has not assigned, transferred or otherwise disposed of the Pledged Shares (or its right and interest to or in the Pledged Shares), either in whole or in part, nor agreed to do so, and will not at any time do so or agree to do so except in accordance with the Transaction Documents or this Agreement.

(a)	出质人没有，全部地或者部分地，转移、转让或者其他的处置出质股权的行为（或者其在出质股权上的权利和利益），也没有同意上述处置地行为，并且除非依据购债交易文件或者本协议，其将在任何时候都没有上述的处置或者同意上述处置的行为。

(b)
The Pledgor is and will at all times be the sole legal and beneficial owner of the Pledged Shares. The Pledged Shares shall not be subject to any other forms of pre-emptions or judicial, administrative or arbitrative measures, nor shall they be subject to any other guarantees, Pledge, encumbrances or third party’s claims.

(b)	出质人在任何时候应是并且将是出质股权的唯一合法的所有者。出质股权应不受制于任何其他形式的优先购买权或者司法的、行政的或者仲裁措施，并且他们也将不受制于任何其他的担保、质押或者其他第三方权利。

6.3	No Existing Security/目前没有担保

Except for the Pledge, no Security exists on or over the Pledged Shares and the Pledgor is not a party to, nor is the Pledgor or any of the Pledged Shares bound by, any order, agreement or instrument under which the Pledgor is, or in certain events may be, required to create, assume or permit to arise any security or third party’s rights over the Pledged Shares.

除了本协议约定的质押，在出质股权上没有任何的担保存在，并且出质人不是其被要求在出质股权上设立、承担或者同意设立任何担保的命令、合同或者文件的一方，并且出质人或者任何的出质股权不应该受该等命令、合同或者文件的约束。

6.4	No Further Security to be created/不得再设担保

(a)	Without prior written consent of the Pledgee, the Pledgor shall not further pledge to any third party the Pledged Shares, nor create any third party’s rights on the same.

(a)	在没有质权人的事先书面同意时，出质人不应将出质股权再出质给任何第三方，也不会在其上设定任何第三方的权利。

(b)	Without prior written consent of the Pledgee and subject to Clause 7.1 (Dividends), the Pledgor shall not transfer the account proceeds under Clause 7.1 (Dividends).

(b)	在没有质权人的事先书面同意时并且受制于第7.1条（分红）的约定，出质人将不会转移第7.1条（分红）下产生的收益。

6.5	Repetition/持续有效

Each of the representations and warranties in this Clause 6 are deemed to be made by the Pledgor by reference to the facts then existing at all times during the continuance of this security.

本第6条中的称述和保证应视为由出质人在本保证持续期间对于届时存在的所有的事实所作出的称述和保证。

7.	DIVIDENDS AND VOTING/分红和投票

7.1	Dividends/分红

All dividends and other distributions and benefits accruing on or deriving from the Pledged Shares and the Pledged Future Shares after the Pledge created hereunder coming into effect shall be held on trust and forthwith paid and transferred to the Pledgee as a security for the Secured Total Indebtedness.

在本协议设立的质押生效后，所有的在出质股权以及质押的将来可获股权上产生的或者来自于该等股权的分红和其他分配和收益应由质权人代持并立即支付并且转移给质权人，作为担保债务总额的担保。

7.2	Voting Rights /投票权

The rights and powers attached to the Pledged Shares shall be exercised as follows:

出质股权上的权利应该按照如下约定行使：

(i)
prior to an Enforcement Event: until an Enforcement Event, and without prejudice to the Pledgee’s right to indemnities according to this Agreement and/or the laws and regulations, the Pledgor may exercise all voting and other rights and powers attached to the Pledged Shares provided that the Pledgor may not exercise the same in a manner which is prejudicial to the security hereby created or conflicts with any provision of the Transaction Documents and this Agreement; and

1.	在质押权实现事件发生前直到实现事件时这一段期间，并且在不影响质权人依据本协议和/或者法律、法规获得赔偿的权利的情况下，出质人可以行使出质股权 的所有的投票权，但不得在行使投票权时影响本协议设定的质押或者与本协议或者购债交易文件条款相冲突；

(ii)
upon an Enforcement Event: at any time after the security created by this Agreement is or has become enforceable, and without prejudice to the Pledgee’s right to indemnities according to this Agreement and/or the laws and regulations, the Pledgee may from time to time direct the exercise of all voting and other rights and powers (by statute or otherwise) attached to or conferred on the Pledged Shares in such manner as the Pledgee (in its absolute discretion) thinks fit and the Pledgor shall, and shall procure that any nominee(s) of the Pledgor shall, comply with any such directions of the Pledgee.

2.	在发生质押权实现事件时：在本协议设定的担保已经可以执行，并且不影响质权人依据本协议和/或者法律、法规获得赔偿的权利的情况下，质权人可以不时以质权人认为（以其绝对的判断）合适的方式指示所有的（法定的或者其他的）在出质股权上的或者出质股权授予的投票权和权利的行使，并且出质人应，并且促使出质人的任何指定人应，遵守质权人的该等指示。

8.	ENFORCEMENT OF THE PLEDGE/质押权的实现

8.1	When Enforceable/在质押权实现时

(a)
The security created by this Agreement shall become immediately enforceable and all the other powers conferred on the Pledgee by this Agreement in connection with enforcement shall be immediately exercisable upon an Enforcement Event.

(a)	本协议下的担保在质押权实现事件发生时应可立即执行，并且本协议授予质权人的、与执行有关的其他权利应该在该等事件发生时立即可以行使。

(b)
Upon an Enforcement Event, the Pledgee may exercise all the powers and rights of a pledgee conferred by any law, regulation or otherwise. The Pledgee has the right to dispose the Pledged Shares in such manner as the Pledgee may, in its sole and absolute discretion, think fit in accordance with the PRC Real Rights Law, PRC Guarantee Law and other relevant rules, regulations and judicial interpretation.

(b)	在质押权实现事件发生时，质权人可以行使法律、法规或其他形式授予其作为质权人的一切权利和权力。质权人有权以其自行决定认为恰当的方式，根据中华人民共和国物权法、担保法和其他相关法规、规定和司法解释来处置出质股权。

(c)
Upon an Enforcement Event, the Pledgor shall and cause SY, legal representative of SY and directors of SY to duly seal or execute and provide all the necessary documents as legally required to complete and effect the disposal of Pledged Shares by the Pledgee.

(c)	在质押权实现事件发生时，出质人应当并且促使松原公司、松原公司的法定代表人和松原公司的董事适当的盖章或签署并且提供所有必要的、法律要求的文件以使质权人对出质股权的处置完成和生效。

9.	DISCHARGE OF SECURITY/担保的解除

Upon the Final Release Date, the Pledgee shall at the request and cost of the Pledgor discharge (as appropriate) the Pledged Shares from the Pledge.

在质押解除日，质权人将应出质人的要求并且由出质人承担相应费用，将出质股权解除质押。

10.	BENEFIT OF SECURITY/担保利益

10.1	Benefit and Burden/利益和负担

This Agreement shall be legally binding upon each party to this Agreement and its successors in title and permitted assigns.

本协议应对本协议各方、其继承者或者合法受让人具有法律约束力。

10.2	The Pledgor/出质人

The Pledgor shall not assign and/or transfer any rights or obligations under this Agreement.

出质人不应转移和/或者转让其在本协议下的任何权利和义务。

10.3	The Pledgee/质权人

The Pledgee may assign and/or transfer all or any parts of its rights and/or obligations under or in respect of this Agreement to any person from time to time and the Pledgor agrees to execute all documents and take all action that may be required by that Pledgee in respect of any assignment or transfer, or proposed assignment or transfer. Any such assignee or transferee shall be treated as a party for all purposes of this Agreement and shall be entitled to the full benefit of this Agreement to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it.

质权人可以不时地转移和/或者转让其在本协议下的或者与本协议有关的所有或者任何部分的权利和/或者义务给任何人，并且出质人同意签订所有的文件和采取与任何转移或者转让、或者提议的转移或者转让有关的可能需要的所有的措施。为了本协议之目的，何该等受转移人或者受让人应被视作合同一方，并享有本协议所有权益，就好比其是本协议下被转移或者转让的权利或者义务的最初的合同方。

11.	COUNTERPARTS/副本

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

本协议可以签订任何数量的副本，并且应有相同的效力就像在副本上的签字是本协议原件上的签字一样。

12.	DEFAULT/违约责任

12.1
The Parties shall perform their respective obligations in this Agreement duly and fully. Any failure of performance or complete performance of the obligations under this Agreement by any Party shall be regarded as a default, the defaulting Party shall be liable to compensate any loss suffered by the non defaulting Party.

12.1	协议双方应当按时、完全履行其各自在本协议下的义务。任何一方不履行或不完全履行本协议下的义务应视为违约，违约方应向赔偿非违约方由此遭受的任何损失。

12.2
If any default of the Pledgor affects the validity of the Pledge, the security value or the enforceability of the Pledged Shares, the Pledgee has the right to decide whether to declare the immediate repayment of the Subscription Amount and ask for compensation of any loss suffered. The Pledged Shares shall become immediately enforceable if the Pledgee declares the immediate repayment of the Subscription Amounts.

12.2	如出质人的违约影响了质押的有效性、担保价值或者处置股权可执行性，质权人有权决定是否宣布购债金额立即到期应归还，并要求赔偿由此遭受的损失。如质权人宣布购债金额立即到期应归还，则出质股权应当立即可以执行。

13.	GOVERNING LAW/管辖法律

This Agreement shall be governed by and construed in accordance with the laws of the PRC.

本协议受中国法律的管辖和解释。

14.	JURISDICTION /司法管辖

Any dispute, controversy or claim arising out of or in connection with this Agreement shall be settled through negotiations between the Parties; if the Parties fail to resolve such dispute within sixty (60) days after the date such negotiation was first requested in writing by either party, it shall be settled by arbitration at Shanghai Sub-commission of the China International Economic and Trade Arbitration Commission (“CIETAC”) in accordance with the Arbitration Rules of CIETAC (as amended from time to time). The arbitral tribunal shall consist of three arbitrators. Any arbitration award made shall be final and binding on the Parties and may be entered and enforced in any court of competent jurisdiction.

任何与本协议有关的争议、争论或者权利主张应通过各方协商解决；如果各方未能在任何一方书面要求该等协商后的60天内解决的，其应提交中国国际经济贸易委员会上海分会（“贸仲会”）依据贸仲会现时有效的仲裁规则（不时修改的）解决。仲裁庭应由3名仲裁员组成。任何仲裁裁决都是终局的并且各方应受该仲裁裁决的约束并且可以在任何合适的法庭执行。

15.	COMMUNICATIONS/通讯联络

Communications under this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter or by email, and shall be sent to the address, fax number and (if applicable) email address of each Party as set out below:

THE PLEDGOR

China North East Petroleum Holdings Limited

ADDRESS:	No. 1717, Zhan Jiang Road, Youth Avenue, Song Yuan City, Ji Lin Province, the PRC

FAX NO:	86－438－2161212

ATTENTION:	Wang Hong Jun

EMAIL:	cnehmail@gmail.com

The Pledgee

LOTUSBOX INVESTMENTS LIMITED

ADDRESS:	c/o 137, Telok Ayer Street, #04-04/05, Singapore 068602

FAX NO.:	+65 6720 1688

ATTENTION:	Diana The/ Irene Phua

EMAIL:	diana.the@harmonycapital.com.sg;

irene.phua@harmonycapital.com.sg

本协议项下的通讯应当以书面形式以及，除非另行说明，传真、信函或者电子邮件方式进行，并且应当发送到以下明确的各方地址、传真号码和（如适用）电子邮件地址：

出质人

中国东北石油控股有限公司

地址:	中国吉林省松原市青年大街湛江路1717号

传真:	86－438－2161212

联系人:	王洪军

电邮:	cnehmail@gmail.com

质权人

LOTUSBOX INVESTMENTS LIMITED

地址:	C/O 137, TELOK AYER STREET, #04-04/05, SINGAPORE 068602

传真:	+65 6720 1688

联系人:	DIANA THE/ IRENE PHUA

电邮:	diana.the@harmonycapital.com.sg;

irene.phua@harmonycapital.com.sg

16.	MISCELLANEOUS/其他

16.1	Effectiveness of this Agreement/协议生效

This Agreement shall take effect upon the satisfaction of the following conditions and shall continue to be effective until the Final Release Date:

本协议在满足以下条件后生效，并且在质押解除日前持续保持有效：

(a)	the execution of this Agreement by the duly authorized representative of the Pledgor and the Pledgee;

(a)	出质人和质权人有适当权限的代表签署本协议；

(b)	the approval of the Pledge by Jilin Province Department of Commerce;

(b)	吉林省商务厅批准股权质押；

(c)	the filing with the Jilin Province Administration of Industry and Commence;

(c)	向吉林省工商行政管理局完成股权质押登记；

(d)	the record of the Pledge over the Pledged Shares in the shareholders register of SY.

(d)	股权质押情况记载于松原公司的股东名册中。

16.2	Language/语言

(a)
This Agreement is made both in the languages of English and Chinese. Both English version and Chinese version shall have the same legal effect. In the event of inconsistency or discrepancy between the English version and Chinese version, the English language version shall prevail.

(a)	本协议以中文和英文同时书就。中文版本和英文版本有同样的法律效力。若英文版本和中文版本有出入，以英文为准。

16.3	Amendment, termination and waiver/变更，终止和弃权

(a)
Upon this Agreement taking legal effect, neither Party shall ask for amendment to this Agreement without any justifiable reasons. The amendment of this Agreement shall be unanimously agreed by the Parties in writing after negotiations.

(a)	在本协议生效后，任何一方无正当理由不得要求对本协议做出修改。本协议的修改应当以双方磋商后的书面一致意见为准。

(b)	This Agreement shall be terminated upon occurrence of any of the following events:

(b)	本协议在发生下列任何事项时将终止：

(i)	The full and complete performance of all obligations under the Transaction Documents by the Pledgor and there is no obligation outstanding for performance;

1.	出质人充分、完全地履行了购债交易文件；

(ii)	Unanimous consent by the Parties to terminate this Agreement;

2.	双方一致同意解除本协议；

(iii)	The security provided under this Agreement is enforced and there is no outstanding obligation of the Pledgor under this Agreement for performance; and

3.	本协议下提供的担保被执行，本协议项下没有需要进一步履行的义务；和

(iv)	Other events legally required.

4.	其他法律或法规要求的事项。

(c)	No failure or delay in the exercise of any right or remedy by any Party under this Agreement shall be deemed to be or interpreted as a waiver thereof.

(c)	任何一方没有或者延迟行使本协议项下的权利或补偿不得被视为或解释为该等权益的放弃。

16.4	Severability/条款可分性

If any provision in this Agreement shall be, or at any time shall become invalid, illegal or unenforceable in any respect under any law, such invalidity, illegality or unenforceability shall not in any way affect or impair any other provisions of this Agreement, but this Agreement be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

如本协议的任何条款是或者在相关时间根据相关法律变成无效、非法或者不可执行，该等无效、非法或者不可执行性将在任何方面都不影响或者损害本协议其他条款，好比上述被认为无效、无法或被视为不可执行的条款从来没有包括在本协议中一样。

IN WITNESS WHEREOF the Parties hereto have entered into this Agreement.

作为见证，双方于此签订本协议。

The Pledgor/出质人

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

The Company Stamp/公司印章                                                                                               )

/s/ Wang Hongjun

Authorised Representative/授权代表

Name/姓名: Wang Hongjun

For and on behalf of CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

为及代表中国东北石油控股有限公司

The Pledgee/质权人

LOTUSBOX INVESTMENTS LIMITED

The Company Stamp/公司印章                                                                                               )

/s/ Diana The Hui Ling

Authorised Representative/授权代表

Name/姓名: Diana The Hui Ling, General Counsel, signing authority pursuant to Lotusbox Investments Limited’s Board of Directors’ Resolutions dated 25 February 2008

For and on behalf of LOTUSBOX INVESTMENTS LIMITED

为及代表LOTUSBOX INVESTMENTS LIMITED